UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 15, 2018

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.02. Termination of a Material Definitive Agreement.

On December 17, 2018, BeiGene, Ltd. (the “Company”) and Merck KGaA (“Merck KGaA”) entered into a letter agreement for the Company to buy back the commercialization option it had granted to Merck KGaA under the parties’ License Agreement (the “License Agreement”) dated October 28, 2013, as amended, for the Company’s investigational PARP inhibitor pamiparib (BGB-290) in the People’s Republic of China, for an undisclosed payment by the Company to Merck KGaA. As a result of the letter agreement, as of December 31, 2018, the License Agreement will be terminated and Merck KGaA will be relieved of any future milestone obligations to the Company under the License Agreement.

Item 8.01. Other Events.

On December 15, 2018, the Company issued a press release announcing that updated clinical data from an ongoing Phase 1A/1B trial of tislelizumab, an investigational anti-PD-1 antibody, were presented in an oral session and a poster at the European Society for Medical Oncology Immuno-Oncology (ESMO-IO) Congress, held December 13-16 in Geneva, Switzerland. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 17, 2018, the Company issued a press release announcing that the first patients have been enrolled in two global Phase 3 clinical trials of tislelizumab. These trials are evaluating tislelizumab combined with chemotherapy as potential first-line treatments in patients with locally advanced unresectable or metastatic gastric or gastroesophageal junction adenocarcinoma, and in patients with unresectable, locally advanced recurrent or metastatic esophageal squamous cell carcinoma. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled “BeiGene Announces Updated Phase 1A/1B Data on Tislelizumab Presented at the European Society for Medical Oncology Immuno-Oncology Congress” issued on December 15, 2018
99.2	Press Release titled “BeiGene Initiates Two Global Phase 3 Front-Line Clinical Trials of Tislelizumab, for Patients with Gastric Cancer and for Patients with Esophageal Cancer” issued on December 17, 2018

Exhibit Index

Exhibit No.	Description

99.1	Press Release titled “BeiGene Announces Updated Phase 1A/1B Data on Tislelizumab Presented at the European Society for Medical Oncology Immuno-Oncology Congress” issued on December 15, 2018
99.2	Press Release titled “BeiGene Initiates Two Global Phase 3 Front-Line Clinical Trials of Tislelizumab, for Patients with Gastric Cancer and for Patients with Esophageal Cancer” issued on December 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 20, 2018	By:	/s/ Scott A. Samuels
Scott A. Samuels
Senior Vice President, General Counsel